LEASE AGREEMENT

                          Dated as of December 18, 1998

                                     between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                not individually,
                           but solely as Owner Trustee
                 under the HEALTHSOUTH Corporation Trust 1998-1,
                                    as Lessor

                                       and

                       HEALTHSOUTH CORPORATION, as Lessee






-----------------------------------------------------------------
This Lease Agreement is subject to a security interest in favor of NationsBank, N.A., as Administrative Agent (the "Agent") under a Security Agreement dated as of the date hereof among First Security Bank, National Association., not individually except as expressly stated therein, but solely as Owner Trustee under the HEALTHSOUTH Corporation Trust 1998-1, the Lenders and the Agent, as amended, modified, supplemented, restated or replaced from time to time. This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.


                                TABLE OF CONTENTS

ARTICLE I........................................................................1
         1.1   Definitions.......................................................1

ARTICLE II.......................................................................1
         2.1   Properties........................................................1
         2.2   Lease Term........................................................1
         2.3   Title.............................................................2
         2.4   Lease Supplements.................................................2

ARTICLE III......................................................................2
         3.1   Rent..............................................................2
         3.2   Payment of Basic Rent.............................................2
         3.3   Supplemental Rent.................................................2
         3.4   Performance on a Non-Business Day.................................3
         3.5   Rent Payment Provisions...........................................3

ARTICLE IV.......................................................................3
         4.1   Utility Charges; Taxes............................................3

ARTICLE V........................................................................4
         5.1   Quiet Enjoyment...................................................4

ARTICLE VI.......................................................................4
         6.1   Net Lease.........................................................4
         6.2   No Termination or Abatement.......................................5

ARTICLE VII......................................................................5
         7.1   Ownership of the Properties.......................................5

ARTICLE VIII.....................................................................7
         8.1   Condition of the Properties.......................................7
         8.2   Possession and Use of the Properties..............................7

ARTICLE IX.......................................................................8
         9.1   Compliance with Legal Requirements and Insurance Requirements.....8

ARTICLE X........................................................................9
         10.1  Maintenance and Repair; Return....................................9
         10.2  Environmental Inspection.........................................10

                                        i



ARTICLE XI......................................................................10
         11.1  Modifications....................................................10

ARTICLE XII.....................................................................11
         12.1  Warranty of Title................................................11

ARTICLE XIII....................................................................12
         13.1  Permitted Contests Other Than in Respect of Indemnities..........12

ARTICLE XIV.....................................................................12
         14.1  Public Liability and Workers' Compensation Insurance.............12
         14.2  Hazard and Other Insurance.......................................13
         14.3  Coverage.........................................................13

ARTICLE XV......................................................................14
         15.1  Casualty and Condemnation........................................14
         15.2  Environmental Matters............................................16
         15.3  Notice of Environmental Matters..................................16

ARTICLE XVI.....................................................................16
         16.1  Termination Upon Certain Events..................................16
         16.2  Procedures.......................................................17

ARTICLE XVII....................................................................17
         17.1  Lease Events of Default..........................................17
         17.2  Surrender of Possession..........................................19
         17.3  Reletting........................................................20
         17.4  Damages..........................................................20
         17.5  Final Liquidated Damages.........................................21
         17.6  Waiver of Certain Rights.........................................21
         17.7  Assignment of Rights Under Contracts.............................21
         17.8  Environmental Costs.  ...........................................22
         17.9  Remedies Cumulative..............................................22
         17.10 Notice of Default or Event of Default............................22

ARTICLE XVIII...................................................................22
         18.1  Lessor's Right to Cure Lessee's Lease Defaults...................22

ARTICLE XIX.....................................................................22
         19.1  Provisions Relating to Lessee's Exercise of its Purchase Option..22
         19.2  No Termination With Respect to Less than All of the Properties...23



                                       ii


ARTICLE XX......................................................................23
         20.1  Early Purchase Option............................................23
         20.2  Purchase or Sale Option..........................................23

ARTICLE XXI.....................................................................24
         21.1  Renewal.  .......................................................24

ARTICLE XXII....................................................................25
         22.1  Sale Procedure...................................................25
         22.2  Application of Proceeds of Sale..................................27
         22.3  Indemnity for Excessive Wear.....................................27
         22.4  Appraisal Procedure..............................................27
         22.5  Certain Obligations Continue.....................................28

ARTICLE XXIII...................................................................28
         23.1  Holding Over.....................................................28

ARTICLE XXIV....................................................................28
         24.1  Risk of Loss.....................................................28

ARTICLE XXV.....................................................................28
         25.1  Assignment.......................................................28
         25.2  Subleases........................................................29

ARTICLE XXVI....................................................................30
         26.1  No Waiver........................................................30

ARTICLE XXVII...................................................................30
         27.1  Acceptance of Surrender..........................................30
         27.2  No Merger of Title...............................................30

ARTICLE XXVIII..................................................................30
         28.1  Incorporation of Covenants.......................................30
         28.2  Additional Reporting Requirements................................31

ARTICLE XXIX....................................................................32
         29.1  Notices..........................................................32

ARTICLE XXX.....................................................................33
         30.1  Miscellaneous....................................................33
         30.2  Amendments and Modifications.....................................33
         30.3  Successors and Assigns...........................................33
         30.4  Headings and Table of Contents...................................33


                                       iii

         30.5  Counterparts.....................................................33
         30.6  Governing Law....................................................34
         30.7  Calculation of Rent..............................................34
         30.8  Memorandum of Lease..............................................34
         30.9  Allocations between the Lenders and the Holders..................34
         30.10 Limitations on Recourse..........................................34
         30.11 Waivers of Jury Trial............................................34
         30.12 Original Leases..................................................34
         30.13 Power of Sale....................................................35
         30.14 Exercise of Lessor Rights........................................35


EXHIBITS

EXHIBIT A        Description of Properties
EXHIBIT B        Other Names And Locations of Lessee
EXHIBIT C        Compliance Certificate

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (as amended, supplemented or modified from time to time, this "Lease"), dated as of December 18, 1998, is between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, not individually, but solely as Owner Trustee under the HEALTHSOUTH Corporation Trust 1998-1, as lessor (the "Lessor"), and HEALTHSOUTH CORPORATION, a Delaware corporation, having its principal place of business at Birmingham, Alabama, as lessee (the "Lessee").

                              W I T N E S S E T H:

         A. WHEREAS, subject to the terms and conditions of the Participation Agreement (defined below), Lessor will purchase or ground lease certain parcels of real property, and will purchase the Improvements on such real property and certain Equipment; and

         B. WHEREAS, the Basic Term shall commence with respect to the Properties as of the date hereof; and

         C. WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, the Properties;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

         1.1 Definitions. Capitalized terms used but not otherwise defined in this Lease have the respective meanings specified in Appendix A to the Participation Agreement of even date herewith (as such may be amended, modified, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among the Lessee, First Security Bank, National Association, not individually, except as expressly stated therein, but as Owner Trustee under the HEALTHSOUTH Corporation Trust 1998-1, the Holders party thereto, the Lenders party thereto and the Agent.

                                   ARTICLE II

         2.1 Properties. Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplement relating to each Property, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, each Property described in Exhibit A and Schedule I-A, Schedule I-B and Schedule I-C attached thereto.

         2.2 Lease Term. The term of this Lease with respect to each Property (the "Basic Term") shall begin upon the Property Closing Date for such Property (the "Basic Term Commencement Date" or the "Term Commencement Date" for such Property) and shall end on December 17, 1999 (the "Basic Term Expiration Date"), unless the Term is extended in accordance with Article XXI of this Lease or earlier terminated in accordance with the provisions of this Lease.

         2.3 Title. Each Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession (if any), the existing state of title (including, without limitation, the Permitted Exceptions) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in title to any Property other than for Lessor Liens.

         2.4 Lease Supplements. On or prior to the Basic Term Commencement Date, Lessee and Lessor shall each execute and deliver a Lease Supplement for each Property to be leased effective as of such Basic Term Commencement Date in substantially the form of Exhibit C hereto. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact, with power of substitution, in the name of Lessor or the name of Lessee or otherwise, to execute any Lease Supplement which Lessee fails or refuses to sign in accordance with the terms of this Section 2.4.

                                   ARTICLE III

         3.1 Rent.

                  (a) Lessee shall pay Basic Rent on each Payment Date, and on any date on which this Lease shall terminate.

                  (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid in immediately available funds on the due date therefor (or within the applicable grace period) to such account or accounts at such bank or banks as Lessor shall from time to time direct.

                  (c) Lessee's inability or failure to take possession of all or any portion of any Property when delivered by Lessor, whether or not attributable to any act or omission of the Lessor, the Lessee, or any other Person, or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

         3.2 Payment of Basic Rent. Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to Lessor the full amount of Basic Rent, without setoff, deduction or reduction.

         3.3 Supplemental Rent. Lessee shall pay to Lessor or its designee or to the Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Without limiting the generality of the definition of "Supplemental Rent," Lessee shall pay to Lessor as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Legal Requirements, (a) any and all unpaid fees, charges, payments and other obligations (except the obligations of Lessor to pay the principal amount of the Loans and the Holder Amount) due and owing by Lessor under the Credit Agreement, the Trust Agreement or any other Operative Agreement (including specifically without limitation any amounts owing to the Lenders under Section 2.11 or
Section 2.12 of the Credit  Agreement and any amounts owing to the Holders under
Section 3.9 or Section 3.10 of the Trust Agreement) and (b) interest at the applicable Base Rate on any installment of Basic Rent not paid when due (subject to the applicable grace period) for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the appropriate Person for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added (a) by any party to an Operative Agreement pursuant to the terms of such agreement or (b) by any Person that is not a party to an Operative Agreement, in each case for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

         3.4 Performance on a Non-Business Day. If any Basic Rent is required hereunder on a day that is not a Business Day, then such Basic Rent shall be due on the corresponding Scheduled Interest Payment Date. If any Supplemental Rent is required hereunder on a day that is not a Business Day, then such Supplemental Rent shall be due on the next succeeding Business Day.

         3.5 Rent Payment Provisions. Lessee shall make payment of all Basic Rent and Supplemental Rent when due regardless of whether any of the Operative Agreements pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements. Such provisions of such Operative Agreements and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements.

                                   ARTICLE IV

         4.1 Utility Charges; Taxes. Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on a Property and related real property during the Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee. Unless a Lease Default or Lease Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any utility charges paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. In addition, Lessee shall pay or cause to be paid all taxes or tax assessments against a Property. All charges for utilities and all taxes or tax assessments imposed with respect to a Property for a billing period (or in the cases of tax assessments, a tax period) during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.

                                    ARTICLE V

         5.1 Quiet Enjoyment. Subject to the rights of Lessor contained in Sections 17.2 and 17.3 and the other terms of this Lease and the other Operative Agreements and so long as no Lease Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy each Property for the applicable Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the Basic Term Commencement Date.

                                   ARTICLE VI

         6.1 Net Lease. This Lease shall constitute a net lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (a) any damage to or destruction of any Property or any part thereof;
(b) any taking of any Property or any part thereof or interest therein by Condemnation or otherwise; (c) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of any Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (d) any title defect, Lien or any matter affecting title to any Property; (e) any eviction by paramount title or otherwise; (f) any default by Lessor hereunder; (g) any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding relating to or affecting the Agent, any Lender, Lessor, Lessee, any Holder or any Governmental Authority; (h) the impossibility or illegality of performance by Lessor, Lessee or both; (i) any action of any Governmental Authority or any other Person; (j) Lessee's acquisition of ownership of all or part of any Property; (k) breach of any warranty or representation with respect to any Property or any Operative Agreement; (l) any defect in the condition, quality or fitness for use of any Property or any part thereof; or (m) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. The foregoing clause (j) shall not prevent the termination of the Lease in accordance with the terms hereof if the Lessee purchases all of the Properties pursuant to Section 20.1 or 20.2. The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this

Lease.  Lessor and Lessee  acknowledge  and agree  that the  provisions  of this
Section 6.1 have been specifically reviewed and agreed to, and that this Lease has been negotiated by the parties.

         6.2 No Termination or Abatement. Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting Lessor or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of Lessor or any Governmental Authority or by any court with respect to Lessor, Lessee, any Holder, or any Governmental Authority. Lessee hereby waives all right (a) to terminate or surrender this Lease (except as permitted under the terms of the Operative Agreements) or (b) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                   ARTICLE VII

         7.1      Ownership of the Properties.

                  (a) Lessor and Lessee intend that (i) for financial accounting purposes with respect to Lessee (A) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, (B) Lessor will be treated as the owner and lessor of the Properties and (C) Lessee will be treated as the lessee of the Properties, but (ii) for federal and all state and local income tax purposes, for bankruptcy purposes and all other purposes (A) this Lease will be treated as a financing arrangement and (B) Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to owners of property similar to the Properties for such tax purposes, and (C) all payments of Basic Rent shall be deemed to be interest payments. Consistent with the foregoing, Lessee intends to claim depreciation and cost recovery deductions associated with the Properties, and Lessor agrees not to take any inconsistent position on its income tax returns. Neither Lessor, the Agent, any Lender, any Holder nor NMS makes any representation or warranty with respect to the foregoing matters described in this Section 7.1 and will assume no liability for the Lessee's accounting treatment of this transaction.

                  (b) For all purposes other than as set forth in Section 7.1(a)(i), Lessor and Lessee intend this Lease to constitute a finance lease and not a true lease. Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations hereunder (i) this Lease shall be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code respecting each of the Properties to the extent such is personal property and an irrevocable grant and conveyance of each

         Property to the Lessor as security for the Lessee's obligations hereunder to the extent such is real property; (ii) the acquisition of title (or to the extent applicable, a leasehold interest) in the Properties referenced in Article II shall be deemed to be (A) a grant by Lessee to Lessor of a lien on and security interest in all of Lessee's right, title and interest in and to each Property and all proceeds (including without limitation insurance proceeds) of each Property, whether in the form of cash, investments, securities or other property, and (B) an assignment by Lessee to Lessor of all rents, profits and income produced by each Property; and (iii) notifications to Persons holding such Property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable law. Lessor and Lessee shall promptly take such actions as may be necessary or advisable in either party's opinion (including without limitation the filing of Uniform Commercial Code Financing Statements or Uniform Commercial Code Fixture Filings) to ensure that the lien and security interest in the Properties will be deemed to be a perfected lien and security interest of first priority under applicable law and will be maintained as such throughout the Term.

                                  ARTICLE VIII

         8.1 Condition of the Properties. LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE PROPERTIES "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY),
(C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, (D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF. NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT
WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF), AND NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT. THE LESSEE HAS BEEN AFFORDED FULL OPPORTUNITY TO INSPECT EACH PROPERTY AND THE IMPROVEMENTS THEREON (IF ANY), IS (INSOFAR AS THE LESSOR, THE AGENT, EACH LENDER AND EACH HOLDER ARE CONCERNED) SATISFIED WITH THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS, AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN THE LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS, ON THE ONE HAND, AND THE LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY LESSEE.

         8.2      Possession and Use of the Properties.

                  (a) At all times during the Term, the Properties shall be used by Lessee or any sublessee permitted under Section 25.2 for the provision of rehabilitation and other healthcare services and related activities in the ordinary course of its business. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Properties as contemplated by this Lease. Lessee shall not commit or permit any waste of the Properties or any part thereof.

                  (b) Lessee  represents and warrants that the address stated in
         Section 29.1 of this Lease is the chief place of business and chief executive office of Lessee (as such terms are used in Section 9-103 (or other corresponding section) of the Uniform Commercial Code of any applicable jurisdiction), and Lessee will provide Lessor with prior written notice of any change of location of its chief place of business or chief executive office. Regarding the

         Properties, Lessee represents and warrants that Schedules I-A and I-B hereto correctly identify the initial location of the related Equipment and Improvements, and Schedule I-C hereto contains an accurate legal description for the Land. Lessee has no other places of business where the Equipment or Improvements will be located other than those identified on Schedule I-C.

                  (c) Lessee will not attach or incorporate any item of Equipment to or in any other item of equipment or personal property or to or in any real property (except the Land identified in Schedule I-C) in a manner that could give rise to the assertion of any Lien on such item of Equipment by reason of such attachment or the assertion of a claim that such item of Equipment has become a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

                  (d) Each Lease Supplement delivered under the terms of this Lease shall contain, in regard to the relevant Property, an Equipment Schedule that has a complete description of each item of Equipment, an Improvement Schedule that has a complete description of each Improvement and a legal description of the Land to be leased hereunder as of such date. Simultaneously with the execution and delivery of each Lease Supplement, such Equipment, Improvements and Land shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease.

                  (e) At all times during the Term, Lessee will comply with all obligations under, and (to the extent no Event of Default has occurred and is continuing and provided that such exercise will not impair the value of any Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to each Property.

                                   ARTICLE IX

         9.1 Compliance with Legal Requirements and Insurance Requirements. Subject to the terms of Article XIII relating to permitted contests, Lessee, at its sole cost and expense, shall (i) comply with all material Legal Requirements (including without limitation all Environmental Laws), and all Insurance Requirements relating to the Properties, including the use, development, construction, operation, maintenance, repair, refurbishment and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of any Property, and (ii) procure, maintain and comply with all material licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of any Property and for the use, development, construction, operation, maintenance, repair and restoration of the Improvements.

                                    ARTICLE X

         10.1     Maintenance and Repair; Return.

                  (a) Lessee, at its sole cost and expense, shall maintain each Property in good condition, repair and working order (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural, or foreseen or unforeseen, in each case as required by all Legal Requirements, Insurance Requirements, and manufacturer's specifications and standards and on a basis consistent with the operation and maintenance of properties or equipment comparable in type and function to such Property and in compliance with standard industry practice, subject, however, to the provisions of Article XV with respect to Condemnation and Casualty.

                  (b) Lessee shall not move, use or relocate any component of any Property beyond the boundaries of the Land described in the applicable Lease Supplement without Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed.

                  (c) If any material component of any Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, will within a reasonable time replace such component with a replacement component which is free and clear of all Liens (other than Permitted Liens) and has a value, utility and useful life at least equal to the component replaced. All components which are added to any Property shall immediately become the property of, and title thereto shall vest in, Lessor, and shall be deemed incorporated in such Property and subject to the terms of this Lease as if originally leased hereunder.

                  (d) Upon reasonable advance notice, Lessor and its agents shall have the right to inspect each Property and all maintenance records with respect thereto at any reasonable time during normal business hours but shall not materially disrupt the business of Lessee.

                  (e) In addition to any Appraisal required by Section 5.3 of the Participation Agreement, Lessee shall cause to be delivered to Lessor (at Lessee's sole expense) any additional Appraisals (or reappraisals) as Lessor or the Agent may deem appropriate (i) if an Event of Default has occurred and is continuing, or (ii) if any one of Lessor, the Agent, any Lender or any Holder is required pursuant to any applicable Legal Requirement to obtain such an Appraisal (or reappraisal).

                  (f) Lessor shall under no circumstances be required to build any improvements on any Property, make any repairs, replacements, alterations or renewals of any nature or description to such Property, make any expenditure whatsoever in connection with this Lease or maintain any Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Property (unless such repairs are needed to cure damage to a Property caused by the gross negligence or wilful misconduct of the Lessor), or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenants, condition or restriction at any time in effect.

                  (g) Lessee shall, upon the expiration or earlier termination of this Lease with respect to the Properties, if Lessee shall not have exercised its Purchase Option with respect to the Properties, surrender the Properties to Lessor, or the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation Sections 9.1, 10.1(a)-(f), 10.2, 11.1, 12.1, 22.1 and 23.1)
         and the other Operative Agreements.

         10.2 Environmental Inspection. If (a) Lessee has not given notice of the exercise of its Purchase Option on the Expiration Date pursuant to Section 20.2, or (b) Lessee has given notice, pursuant to Section 20.2 of its election to remarket the Properties pursuant to Section 22.1 then, in either case, not more than 120 days nor less than 60 days prior to the Expiration Date, Lessee shall, at its sole cost and expense, provide to Lessor and the Agent a report by a reputable environmental consultant selected by Lessee, which report shall be in form and substance reasonably satisfactory to Lessor and the Agent and shall include without limitation a "Phase I" environmental report (or update of a prior "Phase I" report that was previously delivered to the Lessor and the Agent) on each of the Properties. If the report delivered pursuant to the preceding sentence recommends that a "Phase II" report or other supplemental report be obtained, the Lessee shall, at its own cost and expense, not less than thirty (30) days prior to such Expiration Date or Payment Date, provide to Lessor and the Agent such "Phase II" or other report, in form and substance reasonably satisfactory to Lessor and the Agent. If Lessee fails to provide such Phase I, Phase II or other supplemental reports with respect to any Property within the time periods required by this Section 10.2, or if such report or reports are not satisfactory in scope or content to the Agent or the Lessor (in their sole discretion), then notwithstanding any other provision of this Lease, Lessor may require Lessee to purchase all of the Properties on such Expiration Date or Payment Date for the Termination Value thereof, plus all Rent due and payable, and all other amounts due and owing under any Operative Agreement.

                                   ARTICLE XI

         11.1 Modifications. Lessee at its sole cost and expense, at any time and from time to time without the consent of Lessor may make alterations, renovations, improvements and additions to any Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications") and shall make any Modifications required by all applicable Legal Requirements; provided, that: (i) except for any Modification required to be made pursuant to a Legal Requirement, no Modification shall materially impair the value, utility or useful life of any Property from that which existed immediately prior to such Modification; (ii) the Modification shall be done expeditiously and in a good and workmanlike manner; (iii) Lessee shall comply with all material Legal Requirements (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including without limitation the obtaining of all permits and certificates of occupancy, and the structural integrity of any Property shall not be adversely affected; (iv) to the extent required by Section 14.2(a), Lessee shall maintain builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of
Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to the Modification; (vi) such Modification shall comply with the requirements of this Lease (including without limitation Sections 8.2 and 10.1); and (vii) no Improvements shall be demolished unless Lessee shall finance the proposed Modification outside of this lease facility. Modifications that (y) are not required for any Property or any part thereof pursuant to any Legal Requirement or otherwise and (z) are severable from the applicable Property without damage or other loss of value to such Property shall become property of the Lessee, and title to such Modifications shall rest with the Lessee. Except as set forth in the immediately preceding sentence, all Modifications shall become property of the Lessor and shall be subject to this Lease, and title to any component of any Property comprising any such Modifications shall immediately vest in Lessor.

                                   ARTICLE XII

         12.1     Warranty of Title.

                  (a) Lessee agrees that, except as otherwise provided herein and subject to the terms of Article XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, (i) any Lien, defect, attachment, levy, title retention agreement or claim upon any Property or any Modifications or (ii) any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Agent pursuant to the Credit Agreement, in each case other than Permitted Liens and Lessor Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to any Property, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of the Lessor created by the Operative Agreements are first priority perfected Liens subject only to Permitted Liens.

                  (b)  Nothing  contained  in this Lease shall be  construed  as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO SUCH PROPERTY.

                                  ARTICLE XIII

         13.1 Permitted Contests Other Than in Respect of Indemnities. Except to the extent otherwise provided for in Section 13 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, or utility charges payable pursuant to
Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and continuation of such proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, the subject Property, Lessor, each Holder, the Agent and each Lender; (b) there shall not be imposed a Lien (other than Permitted Liens) on any Property and no part of any Property nor any Rent shall be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on Lessor, any Holder, the Agent or any Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this
Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

                                   ARTICLE XIV

         14.1 Public Liability and Workers' Compensation Insurance. During the Term, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on a Property or the premises where the Equipment is located and such other public liability coverages as are then customarily carried by similarly situated companies conducting business similar to that conducted by Lessee. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties and equipment that it owns and are then carried by similarly situated companies conducting business similar to that conducted by Lessee. The policies shall be endorsed to name Lessor, the Holders, the Agent and the Lenders as additional insureds and, to the extent of their interest, loss payees. The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, any Holder, the Agent or any Lender may have in force. Lessee shall, in the operation of each Property, comply with the applicable workers' compensation laws and protect Lessor, each Holder, the Agent and each Lender against any liability under such laws.

         14.2     Hazard and Other Insurance.

                  (a) During the Term, Lessee shall keep, or cause to be kept, each Property insured against loss or damage by fire and other risks and shall maintain builders' risk insurance during construction of any Improvements or Modifications in amounts not less than the replacement value from time to time of such Property and on terms that (a) are no less favorable than insurance covering other similar properties owned by Lessee and (b) are then carried by similarly situated companies conducting business similar to that conducted by Lessee. The policies shall be endorsed to name Lessor, the Holders, the Agent and the Lenders, to the extent of their respective interests, as additional loss payees; provided, that so long as no Lease Event of Default has occurred and is continuing, any loss payable under the insurance policies required by this Section will be paid to Lessee.

                  (b) If, during the Term, the area in which a Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement concerning flood insurance to the extent that it may apply to any such Property.

         14.3     Coverage.

                  (a) As of the date of this Lease and annually thereafter so long as this Lease remains in effect, Lessee shall furnish Lessor and the Agent with certificates prepared by the insurers or insurance broker of Lessee showing the insurance required under Sections 14.1 and
         14.2 to be in effect, naming (except with respect to workers' compensation insurance) Lessor, the Holders, the Agent and the Lenders as additional insureds and loss payees and evidencing the other requirements of this Article XIV. All such insurance shall be at the cost and expense of Lessee and provided by nationally recognized, financially sound insurance companies. Such certificates shall include a provision for thirty (30) days' advance written notice by the insurer to Lessor and the Agent in the event of cancellation or material alteration of such insurance. If a Lease Event of Default has occurred and is continuing and Lessor so requests, Lessee shall deliver to Lessor copies of all insurance policies required by Sections 14.1 and 14.2.

                  (b) Lessee agrees that any insurance policy required by Sections 14.1, 14.2(a) and 14.2(b) shall include an appropriate provision that such policy will not be invalidated should Lessee waive, at any time, any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee or any Person acting on behalf of Lessee. Lessee hereby waives any and all such rights against the Lessor, the Holders, the Agent and the Lenders to the extent of payments made to any such Person under any such policy.

                  (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV, except that Lessor may carry separate liability insurance at Lessor's sole cost so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this
         Article XIV to be subject to a coinsurance exception of any kind.

                  (d) Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, shall renew or replace each policy prior to the expiration date thereof, and shall otherwise maintain the coverage required by such Sections without any lapse in coverage.

                  (e) Notwithstanding anything to the contrary contained in this Section, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried or maintained by Lessee; provided, however, that the coverage afforded Lessor will not be reduced or diminished or otherwise be different from that which would exist under separate policies meeting all other requirements of this Lease, and that the requirements of this Article XIV are otherwise satisfied.

                                   ARTICLE XV

         15.1     Casualty and Condemnation.

                  (a) Subject to the provisions of this Article XV and Article XVI (in the event Lessee delivers, or is obligated to deliver, a Termination Notice), and prior to the occurrence and continuation of a Lease Default or Lease Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any award, compensation or insurance proceeds under Sections 14.2(a) or (b) hereof to which Lessee or Lessor may become entitled by reason of their respective interests in each Property (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation; provided, however, that if a Lease Default or Lease Event of Default shall have occurred and be continuing, such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor and held in accordance with the terms of this paragraph (a). All amounts held by Lessor hereunder on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be held as security for the performance of Lessee's obligations hereunder.

                  (b) Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

                  (c) If Lessee shall receive notice of a Casualty or a possible Condemnation of a Property or any interest therein where damage to such Property is estimated to equal or exceed ten percent (10%) of the Property Cost of such Property, Lessee shall give notice thereof to the Lessor and to the Agent promptly after the receipt of such notice.

                  (d) In the event of a Casualty or a Condemnation (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to such Property in accordance with Section 16.1 if Lessee, within thirty (30) days after such occurrence, delivers to Lessor and the Agent a Termination Notice to such effect.

                  (e) If, pursuant to this Section 15.1, this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to a Property, Lessee shall, at its sole cost and expense and using, if available, the proceeds of any award, compensation or insurance with respect to such Casualty or Condemnation (including, without limitation, any such award, compensation or insurance which has been received by the Agent and which should be turned over to Lessee pursuant to the terms of the Operative Agreements, and if not available or sufficient, using its own funds), promptly and diligently repair any damage to such Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1, using the as-built plans and specifications or manufacturer's specifications for the applicable Improvements or Equipment (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Legal Requirements), so as to restore such Property to substantially the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation. In such event, title to such Property shall remain with Lessor.

                  (f) In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this Section
         15.1 affect Lessee's obligations to pay Rent pursuant to Section 3.1.

                  (g)  Notwithstanding  anything  to the  contrary  set forth in
         Section 15.1(a) or Section 15.1(e), if during the Term, a Casualty occurs with respect to any Property or Lessee receives notice of a Condemnation with respect to any Property, and following such Casualty or Condemnation, (i) such Property cannot reasonably be restored, repaired or replaced on or before the 180th day prior to the Expiration Date (if such Casualty or Condemnation occurs during the Term) to substantially the same condition as existed immediately prior to such Casualty or Condemnation, or (ii) on or before such day such Property is not in fact so restored, repaired or replaced, then Lessee shall be required to purchase such Property on the next Payment Date and pay Lessor the Termination Value for such Property, plus any and all Rent then due and owing, plus all other amounts then due and owing (including without limitation amounts described in clause FIRST of Section 22.2).

         15.2 Environmental Matters. Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of a Property in concentrations and conditions that constitute an Environmental Violation and as to which, in the reasonable opinion of Lessee, the cost to undertake any legally required response, clean up, remedial or other action might result in a cost to Lessee of more than $100,000, Lessee shall notify Lessor in writing of such condition. In the event of any Environmental Violation (regardless of whether notice thereof must be given), Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake and complete any response, clean up, remedial or other action necessary to remove, cleanup or remediate the Environmental Violation in accordance with all Environmental Laws. If Lessee does not deliver a Termination Notice pursuant to
Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by a reputable environmental consultant acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Law.

         15.3 Notice of Environmental Matters. Promptly, but in any event within thirty (30) days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any pending or threatened Environmental Claim involving any Environmental Law or any Release on or in connection with any Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within five (5) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with the Property. Lessee shall also promptly provide such detailed reports of any such material Environmental Claims as may reasonably be requested by Lessor.

                                   ARTICLE XVI

         16.1  Termination  Upon Certain Events.  If any of the following occur:
(i) if the requirements of Section 15.1(c) are satisfied, or (ii) if the requirements of Section 15.1(d) are satisfied and Lessee has determined pursuant to such section that following the applicable Casualty or Condemnation this Lease shall terminate with respect to the affected Property, or (iii) Lessee has determined pursuant to the second sentence of Section 15.2 that, due to the occurrence of an Environmental Violation, this Lease shall terminate with respect to the affected Property, then Lessee shall be obligated to deliver, within thirty (30) days of its receipt of notice of the applicable Condemnation or the occurrence of the applicable Casualty or Environmental Violation, a written notice to the Lessor in the form described in Section 16.2(a) (a "Termination Notice") of the termination of this Lease with respect to the affected Property.

         16.2     Procedures.

                  (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to the affected Property on a Payment Date not more than sixty (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of Lessee to pay the Termination Value for the applicable Property, any and all Rent then due and owing and all other amounts then due and owing from Lessee under any of the Operative Agreements (including without limitation amounts described in clause FIRST of Section 22.2) and purchase such Property on such Termination Date.

                  (b) On the Termination Date, Lessee shall pay to Lessor the Termination Value for the applicable Property, any and all Rent then due and owing and all other amounts then due and owing from Lessee under any of the Operative Agreements (including without limitation amounts described in clause FIRST of Section 22.2), and Lessor shall convey such Property, or the remaining portion thereof, if any, to Lessee (or Lessee's designee), all in accordance with Section 19.1.

                                  ARTICLE XVII

         17.1 Lease Events of Default. If any one or more of the following events (each a "Lease Event of Default") shall occur:

                  (a) Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within five (5) Business Days after the same has become due and payable or (ii) any Termination Value, on the date any such payment is due, or any payment of Basic Rent or Supplemental Rent due on the due date of any such payment of Termination Value, or any amount due on the Expiration Date;

                  (b) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in Section 17(a)(ii)) due and payable within three (3) days after receipt of notice that such payment is due;

                  (c) Lessee  shall fail to  maintain  insurance  as required by
         Article XIV of this Lease;

                  (d) Lessee shall fail to observe or perform any term, covenant or provision (including without limitation the Incorporated Covenants) of Lessee under this Lease or any other Operative Agreement to which Lessee is a party other than those set forth in Sections 17.1(a), (b)
         (c) or (g) hereof, and such failure shall remain uncured for a period of thirty (30) days after the earlier of receipt of written notice from Lessor thereof or a Responsible Officer of Lessee becomes aware of such failure;

                  (e) Lessee shall default in the performance or observance of any other provision of this Lease or any other Operative Agreement to which Lessee is a party other than those set forth in Sections 17.1(a),
         (b), (c) or (d) hereof, and shall not cure such default within thirty days after the first to occur of (i) the date the Agent, Lenders or Lessor gives written or telephonic notice of the default to Lessee, or
         (ii) the date the Lessee otherwise has notice thereof;

                  (f) A default shall be made (i) in the payment of any Indebtedness (other than obligations under the Operative Agreements) of the Lessee or any Consolidated Entity when due or (ii) in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Lessee or any Consolidated Entity, if the effect of such default is to accelerate the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to its stated maturity, and such default shall not be cured within 10 days after the occurrence of such default, and the amount of the Indebtedness involved exceeds $5,000,000;

                  (g) The liquidation or dissolution of Lessee, or the suspension of the business of Lessee, or the filing by Lessee of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action of Lessee indicating its consent to, approval of or acquiescence in, any such petition or proceeding; the application by Lessee for, or the appointment by consent or acquiescence of Lessee of a receiver, a trustee or a custodian of Lessee for all or a substantial part of its property; the making by Lessee of any assignment for the benefit of creditors; the inability of Lessee or the admission by Lessee in writing of its inability to pay its debts as they mature; or Lessee taking any corporate action to authorize any of the foregoing;

                  (h) The filing of an involuntary petition against Lessee in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver, a trustee or a custodian of Lessee for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of Lessee, and the continuance of any of such events for ninety (90) days undismissed or undischarged;

                  (i)      The adjudication of Lessee as bankrupt or insolvent;

                  (j) The entering of any order in any proceedings against Lessee decreeing the dissolution, divestiture or split-up of Lessee, and such order remains in effect for more than sixty (60) days;

                  (k) Any material report, certificate, financial statement or other instrument delivered to Lessor by or on behalf of Lessee pursuant to the terms of this Lease or any other Operative Agreement shall be false or misleading in any material respect when made or delivered;

                  (l) A final judgment (after all avenues of appeal and all applicable appeal periods have expired), which with other outstanding final judgments against Lessee exceeds an aggregate of $500,000 shall be rendered against Lessee, and if within thirty (30) days after entry thereof such judgment shall not have been discharged, paid or bonded or execution thereon stayed pending appeal, or if within thirty (30) days after the expiration of any such stay such judgment shall not have been discharged;

                  (m) Any "Event of Default" (as defined in the Existing HEALTHSOUTH Credit Agreement, as such agreement may be amended, supplemented or restated from time to time) (hereinafter referred to as "Existing HEALTHSOUTH Corporation Credit Agreement Event of Default") shall have occurred and be continuing beyond any applicable notice, grace or cure period (if any) included within the definition of such Existing HEALTHSOUTH Corporation Credit Agreement Event of Default;

                  (n) Any material Environmental Violation with respect to which notice to the Lessor is required to be given in accordance with Section
         15.2 shall have occurred and be continuing, unless (i) the Lessee shall completely remediate such Environmental Violation to the reasonable satisfaction of the Agent and the Lessor within 90 days following the date the Lessee has actual knowledge of such Environmental Violation or
         (ii) the Lessee shall consummate the purchase of the affected Property in accordance with and at the price required by Section 16.2 by the earlier of (A) 60 days after the Lessor's receipt of the respective Termination Notice under Section 16.2(a) or (B) 90 days after the Lessee has actual knowledge of such Environmental Violation;

                  (o) Any Operative Agreement shall cease to be in full force and effect, other than due to its expiration or termination in accordance with its terms.

then, in any such event, (i) Lessor may, in addition to the other rights and remedies provided for in this Article XVII and in Section 18.1, terminate this Lease by giving Lessee fifteen (15) days notice of such termination, and this Lease shall terminate, and all rights of Lessee under this Lease shall cease. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

         17.2 Surrender of Possession. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of the Properties. Lessor may enter upon and repossess the Properties by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Properties. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, Lessee shall return the Properties promptly to Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of, Section 22.1(c) hereof.

         17.3 Reletting. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to
Section 17.1, Lessor may, but shall be under no obligation to, relet any Property, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet a Property or for any failure to collect any rent due upon such reletting.

         17.4 Damages.  Neither (a) the  termination  of this Lease  pursuant to
Section 17.1; (b) the repossession of any Property; nor (c) the failure of Lessor to relet any Property, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder to and including the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the Term hereof or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of any Property or any portion thereof; provided that Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this Section 17.4 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.5. In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, any Holder's, the Agent's and any Lender's reasonable expenses in connection therewith, including repossession costs, reasonable brokerage or sales commissions, reasonable fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section

17.4, such amounts shall be regarded as amounts paid on account of Rent. Lessee specifically acknowledges and agrees that its obligations under this Section
17.4 shall be absolute and unconditional under any and all circumstances and shall be paid or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

         17.5 Final Liquidated Damages. If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to Section 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 13 of the Participation Agreement, and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the sum of (a) the Termination Value of all Properties plus (b) all other amounts owing in respect of Rent and Supplemental Rent heretofore accruing under this Lease and all other amounts then due and owing by the Lessee under any Operative Agreement. Upon payment of the amount specified pursuant to the first sentence of this Section 17.5, Lessee shall be entitled to receive from Lessor, either at Lessee's request or upon Lessor's election, in either case at Lessee's cost, an assignment of Lessor's entire right, title and interest in and to the Properties, the Improvements, Fixtures, Modifications and Equipment, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease (including the release of any memorandum of Lease recorded in connection therewith) and any Lessor Liens. The Properties shall be conveyed to Lessee "AS IS" "WHERE IS" and in their then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, however, Lessee shall not be entitled to receive an assignment of Lessor's interest in the Property, the Improvements, Fixtures, Modifications or Equipment or documents unless Lessee shall have paid in full the Termination Value and all other amounts due and owing hereunder and under the other Operative Agreements. Lessee specifically acknowledges and agrees that its obligations under this Section 17.5 shall be absolute and unconditional under any and all circumstances and shall be paid or performed, as the case may be, without notice or demand (except as otherwise specifically provided herein) and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

         17.6 Waiver of Certain Rights. If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by law,
(a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; provided, however, that the Lessor or the Agent shall make a good faith effort to provide notice to the Lessee of any such action, but the failure to provide such notice for any reason shall not result in the invalidity of any action so taken and shall not give rise to any rights on the part of the Lessee; (b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

         17.7 Assignment of Rights Under Contracts. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the purchase, construction, development, use or operation of all Properties (including, without limitation, all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the purchase, construction, use and operation of any Property.

         17.8 Environmental Costs. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall pay directly to any third party (or at Lessor's election, reimburse Lessor) for the cost of any environmental testing or remediation work undertaken respecting any Property as such testing or work is deemed appropriate in the reasonable judgment of Lessor, Lessee shall pay all amounts referenced in the immediately preceding sentence within ten (10) days of any request by Lessor such payment.

         17.9 Remedies Cumulative. The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including, without limitation, any mortgage foreclosure remedies.

         17.10 Notice of Default or Event of Default. Lessee shall promptly notify the Lessor and the Agent if any Responsible Officer of Lessee has received notice, or has actual knowledge, of any Default or Event of Default.

                                  ARTICLE XVIII

         18.1 Lessor's Right to Cure Lessee's Lease Defaults. Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including the failure by Lessee to maintain the insurance required by Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon any Property, or real property owned or leased by Lessee and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any lessee. All reasonable out-of-pocket costs and expenses so incurred (including without limitation reasonable fees and expenses of counsel), together with interest thereon at the Base Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand.

                                   ARTICLE XIX

         19.1 Provisions Relating to Lessee's Exercise of its Purchase Option. Subject to Section 19.2, in connection with any termination of this Lease pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option or its option to purchase all Properties pursuant to Section 20.1, upon the date on which this Lease is to terminate, and upon tender by Lessee of the amounts set forth in Sections 16.2(b), 20.1 or 20.2, as applicable, Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense a deed and an assignment of Lessor's entire interest in the Properties, in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease and any Lessor Liens attributable to Lessor but without any other warranties (of title or otherwise) from the Lessor. All Property shall be conveyed to Lessee "AS IS" "WHERE IS" and in then present physical condition.

         19.2 No Termination With Respect to Less than All of the Properties. Lessee shall not be entitled to exercise its Purchase Option separately with respect to less than all of the Properties or that portion of any Property consisting of Land, Equipment and Improvements but shall be required to exercise its Purchase Option with respect to all Properties and each entire Property.

                                   ARTICLE XX

         20.1 Early Purchase Option. Provided that no Lease Default of the types specified in Sections 17.1(a), (b), (h), (i) or (j) or any Lease Event of Default shall have occurred and be continuing and provided that the Election Notice referred to in Section 20.2 has not been delivered, Lessee shall have the option, exercisable by giving the Agent and Lessor no more than one hundred twenty (120) days and no less than sixty (60) days irrevocable written notice of Lessee's election to exercise such option, to purchase all (but not less than all) of the Properties on a Scheduled Interest Payment Date as identified in such written notice, at a price equal to the Termination Value for the Properties (which the parties do not intend to be a "bargain" purchase price), and Lessee at such time shall also pay any and all Rent then due and owing and all other amounts then due and owing by Lessee under this Lease and under any other Operative Agreement (including without limitation amounts, if any, described in clause FIRST of Section 22.2). If Lessee exercises its option to purchase the Properties free and clear of the Lien of this Lease and any Lessor Liens with respect to the Property pursuant to this Section 20.1, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to each Property as of the Scheduled Interest Payment Date on which such purchase occurs.

         20.2 Purchase or Sale Option. Not less than 120 days and no more than 180 days prior to the Expiration Date, Lessee may give Lessor and Agent irrevocable written notice (the "Election Notice") that Lessee is electing to exercise either (a) the option to purchase all, but not less than all, of the Properties on the Expiration Date (the "Purchase Option") or (b) the option to remarket all of the Properties and cause a sale of all of the Properties pursuant to the terms of Section 22.1 (the "Sale Option"), such sale to occur on the Expiration Date. If Lessee does not give an Election Notice indicating the Sale Option at least 120 days and not more than 180 days prior to the then current Expiration Date, then Lessee shall be deemed to have elected the Purchase Option for the Expiration Date. Lessor shall have no obligation to sell any Property unless all of the Properties are sold on the Expiration Date. If Lessee shall (i) elect (or be deemed to elect) to exercise the Purchase Option, or (ii) elect to remarket all of the Properties pursuant to Section 22.1 and fail to deliver the environmental report required by Section 10.2 at the time specified in such Section, or (iii) elect to remarket all of the Properties pursuant to Section 22.1 and fail to cause all of the Properties to be sold in accordance with the terms of Section 22.1 on the Expiration Date on which such a sale of all of the Properties is required in connection with such election, then in each case, Lessee shall pay to Lessor on the Expiration Date an amount equal to the Termination Value for all the Properties (which the parties do not intend to be a "bargain" purchase) plus all Rent and other amounts then due and payable under this Lease or under any other Operative Agreement (including without limitation the amounts described in clause FIRST of Section 22.2), and, upon receipt of such amount, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to the Properties in accordance with Section 19.1. If the Lessee elects the Purchase Option or the Sale Option and fails to perform its obligations under this Lease with respect to such option, a Lease Event of Default shall be deemed to occur.

                                   ARTICLE XXI

         21.1  Renewal.

                  (a) Provided that no Lease Event of Default shall have occurred and be continuing and provided that the Maturity Date under the Credit Agreement shall be simultaneously extended (in accordance with the terms of the Credit Agreement) to a date that is identical to the final day of the Extended Term, at the Basic Term Expiration Date or at the expiration of any Extended Term, Lessee, with the unanimous consent of the Agent and all Lenders and Holders (which consent the Agent and each such Lender and Holder may withhold in its sole and absolute discretion), may renew this Lease (the "Renewal Options") for up to two successive Extended Terms of 364 days each with respect to all, but not less than all Properties; provided, however, the Term shall not be extended pursuant to this Section 21.1(a) beyond December 14, 2001. In order to exercise the first Renewal Option to extend the Term through December 15, 2000, Lessee must give written notice of its request for such extension to Lessor not less than one hundred twenty
         (120) days and not more than one hundred eighty (180) days prior to December 17, 1999, and must have obtained the necessary consents of the Agent, Lenders and Holders not later than December 17, 1999. In order to exercise the second Renewal Option to extend the Term through December 14, 2001, Lessee must give written notice of its request for such extension to Lessor not less than one hundred twenty (120) days and not more than one hundred eighty (180) days prior to December 15, 2000, must have obtained the necessary consents of the Agent, Lenders and Holders not later than December 15, 2000, and must have previously renewed the Term through December 15, 2000 in accordance with clause
         (i) above.

                  (b) If Lessee shall fail to obtain the necessary consents to any renewal of the Term by any date required by this Section, then Lessee shall be deemed to have elected the option to purchase all of the Properties on such date in accordance with Section 20.2.

                  (c) Each renewal of this Lease for an Extended Term pursuant to Section 21.1(a) shall be on the same terms and conditions as those set forth in this Lease for the original Basic Term (which the parties do not intend to be "bargain" renewals).


                                  ARTICLE XXII

         22.1     Sale Procedure.

                  (a) During the Marketing Period, Lessee, on behalf of the Lessor, shall obtain bids for the cash purchase of all of the Properties in connection with a sale to one or more purchasers to be consummated on the Expiration Date for the highest price available, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for the Properties and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. Lessor may reject any and all bids and may assume sole responsibility for obtaining bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject the highest bid for the Properties submitted by the Lessee if such bid is greater than or equal to the sum of the Limited Recourse Amount for the Properties, plus all reasonable costs and expenses referred to in clause FIRST of Section 22.2 and represent bona fide offers from one or more third party purchasers and provided further, that Lessor may not reject a bid from the Houston Purchaser (defined below) with respect to all Property located in Houston, Texas, or a bid from the Topeka Purchaser (defined below) with respect to all Property located in Topeka, Kansas in each case if and only if each of the following conditions in clauses (y) and (z) are met: (y) such bid is at least equal to the Termination Value of such Property (whether or not it is the highest bid for such Property), plus all reasonable costs and expenses referred to in clause FIRST of Section 22.2 and represents a bona fide offer from such purchaser and (z) with respect to all Properties other than such Property (the "Other Properties"), the Lessee has received (and the Lessor has accepted) bids from one or more prospective purchasers, such bids are greater than or equal to the sum of the Limited Recourse Amounts for the Other Properties, plus all reasonable costs and expenses referred to in clause FIRST of Section
         22.2 and such bids represent bona fide offers from such third party purchasers. If the price which a prospective purchaser or purchasers shall have offered to pay for the Properties is less than the sum of the Limited Recourse Amount plus all reasonable costs and expenses referred to in clause FIRST of Section 22.2, Lessor may elect to retain the Properties by giving Lessee prior written notice of Lessor's election to retain the Properties, and upon receipt of such notice, Lessee shall surrender the Properties to Lessor pursuant to Section
         10.1. Unless Lessor shall have elected to retain the Properties pursuant to the preceding sentence, Lessee shall arrange for Lessor to sell the Properties free and clear of the Lien of this Lease and any Lessor Liens attributable to it, without recourse or warranty (of title or otherwise), for cash on the last day of the Marketing Period (such date being hereafter referred to as the "Sale Date") to the purchaser or purchasers identified by Lessee or Lessor, as the case may be; provided, however, solely as to Lessor or the Trust Company, in its individual capacity, any Lessor Lien shall not constitute a Lessor Lien so long as Lessor or the Trust Company, in its individual capacity, is diligently contesting such Lessor Lien by appropriate proceedings in good faith. Lessee shall surrender the Properties so sold or subject to such documents to the purchaser in the condition specified in Section 10.1. Lessee shall not take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for the Property. Lessor shall have no obligation to sell any Property on the Sale Date unless all of the Properties are sold on the Sale Date. If the Properties are not either (i) sold on the Sale Date in accordance with the terms of this Section 22.1, or (ii) retained by the Lessor pursuant to an affirmative election made by the Lessor pursuant to the third sentence of this Section 22.1(a), then the Lessee shall be obligated to pay the Lessor on the Sale Date an amount equal to the Termination Value for the Properties (plus all Rent and other amounts then due and payable under this Lease and any other Operative Agreements) in accordance with the terms of Section 20.2. For the purposes of this paragraph, "Houston Purchaser" shall mean Houston Rehabilitation
         Associates, a Delaware general partnership; and "Topeka Purchaser" shall mean Kansas Rehabilitation Hospital, Inc., a Delaware corporation.

                  (b) If the Properties are sold on the Sale Date to a third party purchaser or purchasers in accordance with the terms of Section 22.1(a) and the aggregate purchase price paid for the Properties minus the sum of all costs and expenses referred to in clause FIRST of
         Section 22.2 is less than the sum of the Termination Value for the Properties plus all Rent and other amounts then due and payable under this Lease and under any other Operative Agreements (hereinafter such difference shall be referred to as the "Deficiency Balance"), then the Lessee hereby unconditionally promises to pay to the Lessor on the Sale Date the lesser of (i) the Deficiency Balance, or (ii) the Maximum Residual Guarantee Amount for the Properties. If the Properties are retained by the Lessor pursuant to an affirmative election made by the Lessor pursuant to the third sentence of Section 22.1(a), then the Lessee hereby unconditionally promises to pay to the Lessor on the Sale Date an amount equal to the Maximum Residual Guarantee Amount for the Properties.

                  (c) In the event that the Properties are either sold to a third party purchaser or purchasers on the Sale Date or retained by the Lessor in connection with an affirmative election made by the Lessor pursuant to the third sentence of Section 22.1(a), then in either case on the Sale Date the Lessee shall provide Lessor or such third party purchaser or purchasers with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use and operate the Properties for their intended purposes, (ii) such easements, licenses, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, repair, access to or maintenance of the Properties for its intended purpose or otherwise as the Lessor shall reasonably request, (iii) a services agreement covering such services as Lessor or such third party purchaser may reasonably request and having a reasonable duration, in order to use and operate the Properties for their intended purposes at such rates (not in excess of arm's-length fair market rates) as shall be acceptable to Lessee and Lessor or such third party purchaser or purchasers, and (iv) an assignment to the Lessor or such third party purchaser or purchasers (as the case may be) of any existing service agreements relating to the Properties, to the extent such agreements are assignable. All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to the Lessor or such third party purchaser or purchasers, as applicable, and shall be fully assignable (including both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge.

         22.2 Application of Proceeds of Sale. The Lessor shall apply the proceeds of sale of the Properties in the following order of priority:

                             (a) FIRST,  to pay or to  reimburse  Lessor for the
                  payment of all reasonable costs and expenses incurred by Lessor in connection with the sale;

                              (b) SECOND, so long as the Participation Agreement, the Credit Agreement or the Trust Agreement is in effect and any Loan, Holder Advance or any amount is owing to the Lenders, the Holders or any other Person under any Operative Agreement, to the Agent to be applied pursuant to the terms in the Operative Agreements; and

                              (c) THIRD, to the Lessee.

         22.3 Indemnity for Excessive Wear. If the proceeds of the sale described in Section 22.1 with respect to the Properties, less all expenses incurred by Lessor in connection with such sale, shall be less than the Limited Recourse Amount with respect to the Properties, and at the time of such sale it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Properties, shall have been impaired by greater than expected wear and tear during the term of the Lease, Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement
(i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Net Sale Proceeds Shortfall, whichever amount is less.

         22.4 Appraisal Procedure. For determining the Fair Market Sales Value of the Properties or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure under the applicable section of the Lease, and if they cannot agree within ten (10) days, then two qualified appraisers, one chosen by Lessee and one chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two appraisers or, failing agreement as to such third appraiser within (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two shall be discarded and such average shall be binding on Lessor and Lessee; provided that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of each appraiser shall be paid by Lessee.

         22.5 Certain Obligations Continue. During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Properties (including the installment of Basic Rent due on the Expiration Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, if any, the Maximum Residual Guarantee Amount, the amount due under Section 22.3, if any, and all other amounts due to Lessor with respect to the Properties. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.

                                  ARTICLE XXIII

         23.1 Holding Over. If Lessee shall for any reason remain in possession of the Properties after the expiration or earlier termination of this Lease (unless Properties are conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to the Properties and Lessee shall continue to pay Basic Rent at 110% of the Basic Rent that would otherwise be due and payable at such time. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional 10% amount shall be applied by the Lessor to the payment of the Loans pursuant to the Credit Agreement and the Holder Advances pursuant to the Trust Agreement pro rata between the Loans and the Holder Advances. During any period of tenancy at sufferance, Lessee shall, subject to the first sentence of this paragraph, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of the Properties. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to the Properties (unless the Properties is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of the Properties or exercising any other remedy available to Lessor at law or in equity.

                                  ARTICLE XXIV

         24.1 Risk of Loss. During the Term, unless Lessee shall not be in actual possession of the Properties solely by reason of Lessor's exercise of its remedies of dispossession under Article XVII, the risk of loss or decrease in the enjoyment and beneficial use of the Properties as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.

                                   ARTICLE XXV

         25.1     Assignment.

                  (a) Lessee may not assign, mortgage, pledge or encumber this Lease or any of its rights or obligations hereunder in whole or in part to any Person without the prior written consent of the Agent, the Lessor, each Lender and each Holder, with such consent to be given or withheld in the sole discretion of each such party.

                  (b) No such assignment or other relinquishment of possession to the Properties shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease.

         25.2     Subleases.

                  (a) Except as set forth in this Section 25.2, Lessee may not sublet any Property or portion thereof without first obtaining the prior written consent of the Lessor and the Agent, which consent may be given or withheld in the sole discretion of each such party.

                  (b) Lessee may, without the consent of Lessor or the Agent, sublet a Property to a Subsidiary of Lessee, or sublet professional space constituting a portion of a Property to healthcare providers, in each case if and only if:

                           (i) Lessee  remains fully liable for all  obligations
                  (including without limitation all Rent and other obligations with respect to such subleased Properties and any other Properties) under this Lease, each Lease Supplement and the other Operative Agreements;

                           (ii) Such  sublease  is in writing  and is  expressly
                  subject and subordinate to the rights of the Lessor, the Agent, the Lenders and the Holders under this Lease, the Security Agreement, each Mortgage Instrument and all other Operative Agreements; and

                           (iii) Such  sublease  is on  commercially  reasonable
                  terms and at market rates, and has a term that does not extend past the Expiration Date, and such Property is at all times used for the purposes set forth in this paragraph and in the definition of "Property."

                  (c) No sublease or other relinquishment of possession to any Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Property so sublet.

                  (d) Each  insurance  policy  carried  by  Lessee  pursuant  to
         Article XIV hereof shall be endorsed to name each sublessee under any such sublease as an additional insured. Prior to the effectiveness of any such sublease, Lessee shall deliver a copy thereof to the Lessor and the Agent.

                  (e) Promptly but in any event at least thirty (30) days prior to the execution and delivery of any sublease permitted by this Article XXV, Lessee shall notify Lessor and the Agent of the execution of such sublease. As of the date of each Lease Supplement, Lessee shall lease the respective Properties described in such Lease Supplement from Lessor, and (without limiting the generality of Sections 25.2(a) - (d)) any existing tenant respecting such Property shall automatically be deemed to be a subtenant of Lessee and not a tenant of Lessor.

                                  ARTICLE XXVI

         26.1 No Waiver. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                  ARTICLE XXVII

         27.1 Acceptance of Surrender. No surrender to Lessor of this Lease or of all or any portion of the Properties or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and the Agent and, prior to the payment or performance of all obligations under the Credit Documents, the Agent, and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

         27.2 No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) any right, title or interest in any Property, (c) any Notes, or (d) a beneficial interest in Lessor.

                                 ARTICLE XXVIII

         28.1     Incorporation of Covenants.

                  (a) Reference is made to that certain Credit Agreement dated as of June 23, 1998 (the "Existing HEALTHSOUTH Corporation Credit Agreement") among the Lessee,

         NationsBank, N.A., as agent, and the other financial institutions party thereto. Further reference is made to the covenants contained in Articles VII and VIII of the Existing HEALTHSOUTH Corporation Credit Agreement (hereinafter referred to as the "Incorporated Covenants"). The Lessee agrees with the Lessor that, effective as of the date hereof (whether or not the Basic Term has commenced), the Incorporated
         Covenants (and all other relevant provisions of the Existing HEALTHSOUTH Corporation Credit Agreement related thereto) are hereby incorporated by reference into this Lease to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of the Lessor, without giving effect to any waiver, amendment, modification or replacement of the Existing HEALTHSOUTH Corporation Credit Agreement or any term or provision of the Incorporated Covenants occurring subsequent to the date of this Lease, except to the extent otherwise specifically provided in the following provisions of this paragraph. In the event a waiver is granted under the Existing HEALTHSOUTH Corporation Credit Agreement or an amendment or modification is executed with respect to the Existing HEALTHSOUTH Corporation Credit Agreement, and such waiver, amendment or modification affects the Incorporated Covenants, then such waiver, amendment or modification shall be effective with respect to the Incorporated Covenants as incorporated by reference into this Lease only if consented to in writing by the Majority Lenders. In the event of any replacement of the Existing HEALTHSOUTH Corporation Credit Agreement with a similar credit facility (the "New Facility") the covenants contained in the New Facility which correspond to the covenants contained in Articles VII and VIII of the Existing HEALTHSOUTH Corporation Credit Agreement shall become the Incorporated Covenants hereunder only if consented to in writing by the Majority Lenders and, if such consent is not granted, then the covenants contained in Articles VII and VIII of the Existing HEALTHSOUTH Corporation Credit Agreement (together with any modifications or amendments approved in accordance with this paragraph) shall continue to be the Incorporated Covenants hereunder. If the Existing HEALTHSOUTH Corporation Credit Agreement (or any such New Facility, as the case may be) is terminated and not replaced, then the covenants contained in Articles VII and VIII of the Existing HEALTHSOUTH Corporation Credit Agreement (together with any modifications or amendments thereto, or to covenants of the New Facility, in each case approved in accordance with this paragraph) shall continue to be the Incorporated Covenants hereunder.

                  (b) Financial Statements, Reports, etc. Without limiting the generality of the foregoing, from and after the date hereof (whether or not the Basic Term has commenced with respect to any Property), to the extent that the Incorporated Covenants require the Lessee or any of its Subsidiaries to deliver any financial statement, certificate, notice, report, or other document or information to the Existing Credit Agent (or any other agent or lender under the applicable credit facility), the Lessee shall, and shall cause the Lessee to, simultaneously deliver a copy of such financial statement, certificate, notice, report, document or information to the Agent, each Lender, each Holder and (upon Lessor's request) the Lessor.

         28.2 Additional Reporting Requirements. Without limiting the generality of the foregoing, from and after the date hereof, the Lessee will deliver, or will cause to be delivered, to the Agent, each Lender, each Holder and (upon the Lessor's request) the Lessor:

                           (i) Such other  information  regarding  the financial
                  condition or operations of the Lessee or its Subsidiaries as the Agent shall reasonably request from time to time or at any time;

                           (ii) Promptly  after the same shall have become known
                  to any officer of the Lessee, a notice describing any action, suit or proceeding at law or in equity or by or before any Governmental Authority that, if adversely determined, might impair the ability of the Lessee to perform its obligations under this Agreement or any other Operating Agreement or might materially and adversely affect the business or condition, financial or otherwise, of the Lessee;

                           (iii) Prompt  notice in writing of the  occurrence of
                  any Lease Default or Lease Event of Default.

                                  ARTICLE XXIX

         29.1 Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and delivered personally or by a nationally recognized overnight courier service or mailed (by registered or certified mail, return receipt requested, postage prepaid) or telecopied with a confirming notice, addressed to the respective parties, as follows:

         If to Lessee:

                  HEALTHSOUTH Corporation
                  One HealthSouth Parkway
                  Birmingham, Alabama  35243
                  Attention: Michael D. Martin
                  Telephone No.: (205) 969-4712
                  Telecopy No.:   (205) 969-4620

         With a copy to:

                  Leif Murphy
                  HEALTHSOUTH Corporation
                  One HealthSouth Parkway
                  Birmingham, Alabama  35243
                  Telephone No.: (205) 969-6056
                  Telecopy No.:   (205) 969-6837

         If to Lessor:

                  First Security Bank, National Association
                  79 South Main Street
                  Salt Lake City, Utah 84111
                  Attention:  Val T. Orton
                  Telephone No.: (801) 246-5630
                  Telecopy No.:   (801) 246-5053

         with a copy to the Agent:

                  NationsBank, N.A.
                  NationsBank Corporate Center
                  8th Floor
                  Charlotte, North Carolina 28255
                  Attention: Philip. S. Durand
                  Telephone No.: (704) 386-4955
                  Telecopy No.:   (704) 388-0960

or such additional parties or other address as such party may hereafter designate, and shall be effective upon receipt or refusal thereof.

                                   ARTICLE XXX

         30.1 Miscellaneous. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease in such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

         30.2 Amendments and Modifications. Neither this Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by Lessor and Lessee.

         30.3 Successors and Assigns. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         30.4 Headings and Table of Contents. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         30.5 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

         30.6 GOVERNING LAW. AS TO MATTERS RELATING TO THE CREATION, PERFECTION, AND FORECLOSURE OF LIENS, AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST ANY LEASED PROPERTY, THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE APPLICABLE LEASED PROPERTY IS LOCATED WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. THIS LEASE SHALL IN ALL OTHER RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         30.7 Calculation of Rent. All calculation of Rent payable hereunder shall be computed based on the actual number of days elapsed over a year of 360 days.

         30.8 Memorandum of Lease and Lease Supplements. This Lease shall not be recorded; provided Lessor and Lessee shall promptly record a Memorandum of this Lease and of the applicable Lease Supplement (in substantially the form of Exhibit C attached hereto) regarding each Property promptly after the acquisition thereof in the local filing office with respect thereto in all cases at Lessee's cost and expense, and as required under applicable law to sufficiently evidence this Lease or any such Lease Supplement in the applicable real estate filing records.

         30.9 Allocations between the Lenders and the Holders. Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of the Properties and any and all other Rent and other amounts received hereunder shall be subject to the inter-creditor provisions between the Lenders and the Holders contained in the Operative Agreements (or as otherwise agreed among the Lenders and the Holders from time to time).

         30.10 Limitations on Recourse. Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to Lessor's estate and interest in the Properties for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Properties or any other liability of Lessor to Lessee. Nothing in this Section shall be interpreted so as to limit the terms of Sections 6.1 or 6.2.

         30.11 WAIVERS OF JURY TRIAL. THE LESSOR AND THE LESSEE IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE OR ANY COUNTERCLAIM THEREIN.

         30.12 Original Leases. The single executed original of this Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease (the "Original Executed Counterpart"). To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         30.13 Power of Sale. Without limiting any other remedies set forth in this Lease, in the event that a court of competent jurisdiction rules that this Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that the Lessee hereby grants, bargains, sells, conveys, mortgages, and grants a security interest in the Properties (and any additional property described in Exhibit A) WITH POWER OF SALE, and that, upon the occurrence of any Event of Default, the Lessor shall have the power and authority, to the extent provided by law or the Operative Agreements, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of any Property, to appoint or obtain the appointment of a receiver for all or any part of the Property, and to exercise any other right or remedy that may be available under applicable law to the holder of a mortgage, deed of trust, security deed or other secured financing.

         30.14 Exercise of Lessor Rights. The Lessee hereby acknowledges and agrees that the rights and powers of the Lessor under this Lease have been collaterally assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements, and that the Lessor has encumbered the Properties by various Mortgage Instruments made by the Lessor in favor of the Agent, all as security for certain indebtedness and obligations described therein of the Lessor to the Agent, the Lenders and the Holders under the Operative Agreements. Lessee hereby consents to said assignment and said Mortgage Instruments in favor of the Agent and further acknowledges and agrees as follows:

                  (a) In the event that a court of competent jurisdiction rules that this Lease constitutes a mortgage, deed of trust, security deed or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that the Lessor's collateral assignment of this Lease to the Agent shall be deemed to be a collateral assignment of such mortgage, deed of trust, security deed or other secured financing, and the Agent as such collateral assignee shall be entitled to exercise any and all rights and remedies of the Lessor set forth herein during the existence of any Event of Default, including without limitation the Lessor's rights to obtain a receiver, to obtain possession of the Properties and the rents and revenues thereof, to foreclose this Lease, to sell the Lessee's interest in the Properties, and to exercise any other rights or remedies that may then be available to the Lessor under applicable law on account of such Event of Default.

                  (b) Lessee's interest in the Properties is junior and subordinate to the lien of any Mortgage Instruments made by the Lessor in favor of the Agent against the respective Properties from time to time in connection with the Operative Agreements; provided, however, that for so long as no Event of Default shall have occurred and be continuing, (i) the Agent shall not disturb Lessee's possession of the Properties through any foreclosure or other remedial action against the Properties under any Mortgage Instrument, and (ii) if Lessor's interest in any Property shall be transferred to any Person other than the Lessee as the result of the Agent's foreclosure or other remedial action under any Mortgage Instrument, the Lessee shall (upon request of the Agent) attorn to such transferee and recognize the transferee as the Lessee's landlord under this Lease.

                  (c) During the existence of an Event of Default, the Agent as holder of the Mortgage Instruments and as collateral assignee of this Lease may exercise any and all rights and remedies that may then be available under applicable law to the Agent in either or both capacities, whether exercised singly, successively or concurrently. Without limiting the generality of the foregoing, the Agent as collateral assignee may enforce the Lessee's payment obligations under this Lease (regardless of whether this Lease shall be deemed a mortgage, deed of trust, security deed or other secured financing) even if Lessee's interest and estate in any Property under this Lease shall have been extinguished or forfeited under applicable law through the foreclosure or other enforcement of any Mortgage Instrument.






                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

                                      HEALTHSOUTH CORPORATION, as Lessee

                                      By: /s/ William W. Horton
                                           -------------------------------
                                      Name:    William W. Horton
                                      Title:   Senior Vice President

                                      FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as Owner Trustee under the HEALTHSOUTH Corporation Trust 1998-1, as Lessor

                                      By: /s/ Janeen R. Higgs
                                           --------------------------------
                                      Name:  Janeen R. Higgs
                                             ------------------------------
                                      Title: Trust Officer
                                             ------------------------------

Receipt of this original
counterpart of the foregoing
Lease is hereby acknowledged
as the date hereof

NATIONSBANK, N.A.,
as Agent

By: /s/ Philip S. Durand
    -------------------------
Name:   Philip S. Durand
Title:  Vice President

                                                          EXHIBIT A TO THE LEASE



                            Description of Properties

         The  Properties  subject to this Lease  includes the Land  described on
Schedule I-C attached hereto, and all Equipment on and Improvements to such Land, including without limitation the Equipment described on Schedule I-B attached hereto and the Improvements described on Schedule I-C attached hereto.

         In addition, to the extent that a court of competent jurisdiction rules that this Lease constitute a mortgage, deed of trust or other secured financing, the Lessee hereby grants, bargains, sells, conveys, mortgage and grants a security interest WITH POWER OF SALE in each of the following:

         1. All buildings, structures, fixtures, and other improvements of every kind existing at any time and from time to time on or under the real property described on Schedule I-C (such real property, together with any other Land (as defined in the Participation Agreement) now or hereafter owned, leased or acquired by Lessee being referred to collectively as the "Land"), purchased, leased or otherwise acquired by the Lessee, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all Lease Modifications and other additions to or changes in the Lease Improvements at any time (all of the foregoing in this paragraph 1 being referred to as the "Lease Improvements");

         2. All easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and passages, sewer rights, waters, water courses, water rights and powers, and all estate, rights, title, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the Properties hereinabove described, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Lessee, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of Lessee in and to the same, including but not limited to all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings involving Lessee taking the Properties described in Paragraphs 1 and 2 hereof, or any part thereof, under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Properties hereinabove described or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the Properties or any part thereof (all of the foregoing in this paragraph 2 being referred to as the "Lease Easements");

         3. All equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired by the Lessee, whether or not now or subsequently attached to, contained in or used or usable in any way in connection with any operation of any Lease Improvements or other improvements to the Land, including without limitation, all equipment described in any appraisal, all heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, fittings and fixtures of every kind and description (all of the foregoing in this paragraph 3 being referred to as the "Lease Equipment");

         4. All fixtures relating to the Lease Improvements, including all components thereof, located in or on the Lease Improvements, together with all replacements, modifications, alterations and additions thereto (all of the foregoing in this paragraph 4 being referred to as the "Lease Fixtures");

         5. All alterations, renovations, improvements and additions to the Land, any Lease Improvements or any Lease Equipment or any part thereof and substitutions and replacements therefor (all of the foregoing in this paragraph 5 being referred to as the "Lease Modifications");

         6. All right, title and interest of the Lessee in and to all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Lessee and now or subsequently attached to, or contained in, comprising a portion of or used or usable in any way in connection with the Properties, including but without limiting the generality of the foregoing, all equipment referred to in the Appraisals and the Equipment Schedules pursuant to the Lease or the Participation Agreement, all computer hardware, and all heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, cleaning systems (including without limitation window cleaning apparatus), telephones, communication systems (including without limitation satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph 6 being referred to as the "Lease Equipment");

         7. All right, title and interest of the Lessee in and to all of the fixtures, furnishings and fittings of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Lessee and now or subsequently attached to, or contained in or used or usable in any way in connection with any of the Properties; together with (i) all property affixed to or located on the Properties which to the fullest extent permitted by law, shall be deemed fixtures and a part of the real property, (ii) all materials delivered to the Properties for use in any construction being conducted thereon, and owned by Lessee, (iii) all contract rights, general intangibles, actions and rights in action including all rights to insurance proceeds, arising out of or related to any of the foregoing property described in subparagraphs (i) and (ii) of this paragraph 7 and paragraphs 1, 2 and 12, and (iv) all products, replacements, additions, substitutions, renewals and accessions of any of the foregoing (all of the foregoing in this paragraph 7 being referred to as the "Lease Fixtures"; all Land, Lease Fixtures, Lease Equipment, the Lease Improvements, Lease Easements, the Lease Equipment, the Lease Fixtures, the Lease Modifications and the Lease Easements are being collectively referred to herein as the "Property");

         8. All estate, right, title, claim or demand whatsoever of the Lessee, in possession or expectancy, in and to the Properties or any part thereof;

         9. All right, title and interest of the Lessee in and to all substitutes, modifications and replacements of, and all additions, accessions and improvements to the Properties, subsequently acquired by the Lessee or constructed, assembled or placed by the Lessee on the Land, immediately upon such acquisition, release, construction, assembling or placement, and in each such case, without any further conveyance, assignment or other act by the Lessee;

         10. All right, title and interest of the Lessee in and to all unearned premiums under insurance policies now or subsequently obtained by the Lessee relating to the Properties and the Lessee's interest in and to all proceeds of any such insurance policies, including without limitation the right to collect and receive such proceeds; and all awards and other compensation, including without limitation the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Properties for the taking by eminent domain, condemnation or otherwise, of all or any part of the Properties or any easement or other right therein;

         11. All right, title and interest of the Lessee in and to (i) all consents, licenses, certificates and other governmental approvals relating to construction, use or operation of the Properties or any part thereof and (ii) all Plans and Specifications relating to the Properties;

         12. All rents, royalties, issues, profits, revenue, income and other benefits from the Properties; together with all right, title and interest of Lessee in and to any and all leases now or hereafter on or affecting the Properties, together with all security therefor and monies payable thereunder; and

         13. All proceeds, both cash and noncash, of any of the foregoing.

                                                          EXHIBIT B TO THE LEASE



                       OTHER NAMES AND LOCATIONS OF LESSEE


                  None.

                                                          EXHIBIT C TO THE LEASE



                                     FORM OF
                                LEASE SUPPLEMENT

[MAY BE MODIFIED, IF AGREEABLE TO LESSEE, LESSOR AND AGENT TO CONFORM TO REQUIREMENTS OF LOCAL LAW WHERE PROPERTY IS LOCATED]

                              LEASE SUPPLEMENT NO.

         THIS LEASE SUPPLEMENT NO. __ (this "Lease Supplement") dated as of [__________] between FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as Owner Trustee under the HEALTHSOUTH Corporation Trust 1998-1, as lessor (the "Lessor"), and HEALTHSOUTH CORPORATION, as lessee (the "Lessee") under the Lease Agreement dated as of December 18, 1998, between Lessor and Lessee (as same may have been or may hereafter be amended, modified, extended, supplemented, restated and/or replaced, the "Lease").

         WHEREAS, the Lessor is the owner or will be the owner of the Property described on Schedule I hereto (the "Leased Property") and wishes to lease the same to Lessee;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; RULES OF USAGE. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of December 18, 1998, among the Lessee, the Lessor, not individually, except as expressly stated therein, but solely as Owner Trustee under the HEALTHSOUTH Corporation Trust 1998-1, the Holders party thereto, the Lenders party thereto, and NationsBank, National Association, as Agent for the Lenders (as such agreement may be amended, modified, supplemented or restated from time to time).

         SECTION 2. THE PROPERTIES. Attached hereto as Schedule I is the description of the Leased Property, with an Equipment Schedule attached hereto as Schedule I-A, an Improvement Schedule attached hereto as Schedule I-B and a legal description of the Land for such Project attached hereto as Schedule I-C. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Leased Property shall be subject to the terms and provisions of the Lease.

         SECTION 3. USE OF PROPERTY. At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default has occurred and is continuing and provided that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

         SECTION 4. RATIFICATION. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect.

         SECTION 5. ORIGINAL LEASE SUPPLEMENT. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF _____________________ WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

         SECTION 7. MORTGAGE GRANT AND REMEDIES. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust, security deed or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that the Lessee hereby grants, bargains, sells, conveys, mortgages, and grants a security interest in each Property (including the Leased Property) to Lessor WITH POWER OF SALE to secure the payment of all sums due and owing by Lessee hereunder or under any other Operative Agreement, and that, upon the occurrence of any Event of Default, the Lessor shall have the power and authority, to the extent provided by law or the Operative Agreements, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of any Property, to appoint or obtain the appointment of a receiver for all or any part of the Property, and to exercise any other right or remedy that may be available under applicable law to the holder of a mortgage, deed of trust, security deed or other secured financing.

         SECTION 8. EXERCISE OF LESSOR RIGHTS. The Lessee hereby acknowledges and agrees that the rights and powers of the Lessor under the Lease have been collaterally assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements, and that the Lessor has encumbered the Properties (including the Leased Property) by various Mortgage Instruments made by the Lessor in favor of the Agent, all as security for certain indebtedness and obligations described therein of the Lessor to the Agent, the Lenders and the Holders under the Operative Agreements. Lessee hereby consents to said assignment and said Mortgage Instruments in favor of the Agent and further acknowledges and agrees as follows:

                  i. In the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust, security deed or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that the Lessor's collateral assignment of the Lease to the Agent shall be deemed to be a collateral assignment of such mortgage, deed of trust, security deed or other secured financing, and the Agent as such collateral assignee shall be entitled to exercise any and all rights and remedies of the Lessor set forth herein during the existence of any Event of Default, including without limitation the Lessor's rights to obtain a receiver, to obtain possession of the Properties (including the Leased Property) and the rents and revenues thereof, to foreclose the Lease, to sell the Lessee's interest in the Properties (including the Leased Property), and to exercise any other rights or remedies that may then be available to the Lessor under applicable law on account of such Event of Default.

                  ii. Lessee's interest in the Properties (including the Leased Property) is junior and subordinate to the lien of any Mortgage Instruments made by the Lessor in favor of the Agent against the respective Properties (including the Leased Property) from time to time in connection with the Operative Agreements; provided, however, that for so long as no Lease Event of Default shall have occurred and be continuing, (i) except to the extent permitted by Section 5.1 of the Lease, the Agent shall not disturb Lessee's possession of the Properties (including the Leased Property) through any foreclosure or other remedial action against the Properties (including the Leased Property) under any Mortgage Instrument, and (ii) if Lessor's interest in any Property (including the Leased Property) shall be transferred to any Person other than the Lessee as the result of the Agent's foreclosure or other remedial action under any Mortgage Instrument, the Lessee shall (upon request of the Agent) attorn to such transferee and recognize the transferee as the Lessee's landlord under the Lease.

                  iii. During the existence of an Event of Default, the Agent as holder of the Mortgage Instruments and as collateral assignee of the Lease may exercise any and all rights and remedies that may then be available under applicable law to the Agent in either or both capacities, whether exercised singly, successively or concurrently. Without limiting the generality of the foregoing, the Agent as collateral assignee may enforce the Lessee's payment obligations under the Lease (regardless of whether the Lease shall be deemed a mortgage, deed of trust, security deed or other secured financing) even if Lessee's interest and estate in any Property under this Lease shall have been extinguished or forfeited under applicable law through the foreclosure or other enforcement of any Mortgage Instrument.

         SECTION 9. COUNTERPART EXECUTION. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

[IF NECESSARY, MODIFY TO PUT IN RECORDABLE FORM.]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                    FIRST SECURITY BANK,  NATIONAL  ASSOCIATION,
                                    not   individually,   but  solely  as  Owner
                                    Trustee  under the  HEALTHSOUTH  Corporation
                                    Trust 1998-1, as Lessor

                                     By:
                                         -------------------------------------
                                     Name:
                                         -------------------------------------
                                     Title:
                                         -------------------------------------




                                    LESSEE:

                                    HEALTHSOUTH CORPORATION, as Lessee

                                    By:
                                         -------------------------------------
                                    Name:    William W. Horton
                                    Title:   Senior Vice President

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as the date hereof.

                                    NATIONSBANK, NATIONAL ASSOCIATION, as
                                    Agent

                                    By:
                                         -------------------------------------
                                    Name:  Philip S. Durand
                                    Title: Vice President

STATE OF ________________           )
                                    )        ss:
COUNTY OF ____________              )

         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County and State aforesaid of this ____ day of ___________, 199_, by _________ ______________, as __________ of FIRST SECURITY
BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as Owner Trustee under the HEALTHSOUTH Corporation Trust 1998-1, on behalf of the Owner Trustee.

[Notarial Seal]                               ----------------------------------
                                                        Notary Public

My commission expires:__________



STATE OF ________________           )
                                    )        ss:
COUNTY OF ____________              )


         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County and State aforesaid this ____ day of __________, 199_, by ____________ ________________, as _____________ of
HEALTHSOUTH CORPORATION, a Florida corporation, on behalf of the corporation.

[Notarial Seal]                               ----------------------------------
                                                        Notary Public

My commission expires:__________



STATE OF _________________          )
                                    )        ss:
COUNTY OF _____________             )


         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County and State aforesaid this ____ day of __________, 199_, by ____________ _________________, as _______________ of
NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent.

[Notarial Seal]                               ----------------------------------
                                                        Notary Public

My commission expires:__________